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                                                                   EXHIBIT 2.4




                       REGISTRATION RIGHTS AGREEMENT

                               BY AND AMONG

                        WHOLE FOODS MARKETS, INC.

                                   AND

                         CERTAIN STOCKHOLDERS OF

                        FRESH FIELDS MARKETS, INC.


                        Dated as of _________, 1996




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                           TABLE OF CONTENTS

                                                          Page
                                                          ----
1.   Certain Definitions.. . . . . . . . . . . . . . .      1

2.   Registration Rights . . . . . . . . . . . . . . .      2
     2.1. Demand Registrations . . . . . . . . . . . .      2
     2.2. Piggyback Registrations. . . . . . . . . . .      6
     2.3. Allocation of Securities Included in
          Registration Statement . . . . . . . . . . .      7
     2.4. Registration Procedures. . . . . . . . . . .      8
     2.5. Registration Expenses. . . . . . . . . . . .     14
     2.6. Certain Limitations on Registration Rights .     14
     2.7. Limitations on Sale or Distribution of
          Other Securities . . . . . . . . . . . . . .     14
     2.8. No Required Sale . . . . . . . . . . . . . .     15
     2.9. Indemnification. . . . . . . . . . . . . . .     15

3.   Underwritten Offerings. . . . . . . . . . . . . .     19
     3.1. Requested Underwritten Offerings . . . . . .     19
     3.2. Piggyback Underwritten Offerings . . . . . .     20

4.   General . . . . . . . . . . . . . . . . . . . . .     20
     4.1. Recapitalizations, Exchanges, etc.,
          Affecting Merger Shares  . . . . . . . . . .     20
     4.2. Rule 144 . . . . . . . . . . . . . . . . . .     20
     4.3. Nominees for Beneficial Owners . . . . . . .     21
     4.4. Amendments and Waivers . . . . . . . . . . .     21
     4.5. Notices. . . . . . . . . . . . . . . . . . .     21
     4.6. Miscellaneous. . . . . . . . . . . . . . . .     22
     4.7. Prior Agreements . . . . . . . . . . . . . .     23
     4.8. No Inconsistent Agreements . . . . . . . . .     23
     4.9  Termination. . . . . . . . . . . . . . . . .     24
     4.10 Third-Party Beneficiaries. . . . . . . . . .     24


                                     i


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                        REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement"), dated as of __________, 1996, by and between Whole Foods Markets, Inc., Inc. a Texas corporation (the "Company"), and certain stockholders of Fresh Fields Markets, Inc., a Delaware corporation ("Fresh Fields"), that are signatories hereto (collectively, the "Signatory FF Stockholders").

     WHEREAS, the Company has entered into a merger agreement, dated as of June 17, 1996 (the "Merger Agreement") with Fresh Fields Market, Inc. ("Fresh Fields"), pursuant to which the Signatory FF Stockholders and other stockholders of Fresh Fields will receive shares of common stock of the Company; and

     WHEREAS, it is a condition precedent to the consummation of the transactions contemplated by the Merger Agreement that the Company enter into this Agreement for the purpose of granting certain rights with respect to registering under the Securities Act of 1933, as amended, the common stock issuable pursuant to the Merger Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1.   CERTAIN DEFINITIONS.

     As used in this Agreement, the following terms shall have the following meanings:

     "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "COMMON STOCK" means the Common Stock, no par value per share, of the Company, options or warrants to acquire shares of such Common Stock or securities convertible into such shares of Common Stock, and any equity securities issued or issuable with respect to the Common Stock in connection with a reclassification, recapitalization, merger, consolidation or other reorganization.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "FF STOCKHOLDER" means each Person, including each of the Signatory FF Stockholders, who holds Merger Shares, and any party who shall hereafter acquire and hold Merger Shares in accordance with Section 4.7 of this Agreement.


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     "MERGER AGREEMENT" means that certain merger agreement entered into by and between the Company and Fresh Fields, dated as of June 17, 1996, pursuant to which the stockholders of Fresh Fields will receive shares of Common Stock of the Company in exchange for their shares of Fresh Fields' stock.

     "MERGER SHARES" means any (i) shares of Common Stock held as of the Effective Date (as defined in the Merger Agreement) by any FF Stockholder and issued in exchange for shares of stock of Fresh Fields (including the shares of Common Stock placed in escrow pursuant to the Merger Agreement), (ii) shares of Common Stock issued or issuable upon conversion, exercise or exchange of any shares of Common Stock held as of the Effective Date by any FF Stockholder and issued in exchange for shares of stock of Fresh Fields, or warrants or options to acquire shares of stock of Fresh Fields, and (iii) any shares of Common Stock issued or issuable, directly or indirectly, with respect to the Common Stock referenced in clauses (i) or (ii), above by way of stock dividend, stock split or combination of shares.

     "PERSON" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivisions thereof.

     "RULE 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto.

     "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     "SIGNATORY FF STOCKHOLDERS" means each Person who is a signatory to this Agreement other than the Company.

2.   REGISTRATION RIGHTS.

     2.1. DEMAND REGISTRATIONS.

          (a) (i) Subject to Sections 2.1(b) and 2.3 below, at any time and from time to time, commencing 90 days after the Effective Date, any one or more of the Signatory FF Stockholders holding at least 800,000 Merger Shares shall have the right to require the Company to file a registration statement under the Securities Act (including, without limitation, a shelf registration pursuant to Rule 415 of the Securities Act) covering all or any part of their respective Merger Shares, by delivering a written request therefor to the Company specifying the number of Merger Shares to be included in such registration by such Signatory FF Stockholder(s) and the intended method of distribution


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thereof.  In addition, any one or more of the Signatory FF Stockholders shall have the right to make a demand for a shelf registration pursuant to Rule 415 including no less than all of the Merger Shares held by such Signatory FF Stockholder (including its affiliates identified on Schedule III), which right shall become effective one year from the date hereof. All such requests by any Signatory FF Stockholder pursuant to this Section 2.1(a)(i) are referred to herein as "DEMAND REGISTRATION REQUESTS," and the registrations so requested are referred to herein as "DEMAND REGISTRATIONS" (with respect to any Demand Registration, the Signatory FF Stockholder(s) making such demand for registration being referred to as the "Initiating Holder"). No Signatory FF Stockholder may make more than one Demand Registration Request. (For purposes of the preceding sentence only, a Signatory FF Stockholder includes all affiliates of such Signatory FF Stockholder identified on Schedule III). As promptly as practicable, but no later than ten days after receipt of a Demand Registration Request, the Company shall give written notice (the "DEMAND EXERCISE NOTICE") of such Demand Registration Request to all FF Stockholders.

               (ii) The Company, subject to Sections 2.3 and 2.6, shall include in a Demand Registration (x) the Merger Shares of the Initiating Holder and (y) the Merger Shares of any other FF Stockholder(s) which shall have made a written request to the Company for inclusion thereof in such registration (which request shall specify the maximum number of Merger Shares intended to be disposed of by such FF Stockholder(s)) within 30 days after the receipt of the Demand Exercise Notice (or, 15 days if, at the request of the Initiating Holder or a Signatory FF Stockholder, the Company states in such written notice or gives telephonic notice to all FF Stockholders, with written confirmation to follow promptly thereafter, that such registration will be on a Form S-3).

               (iii) The Company shall, as expeditiously as possible following, but in no case more than 45 days after, a Demand Registration Request, use its best efforts to (x) effect such registration under the Securities Act (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested and if the Company is then eligible to use such a registration) of the Merger Shares which the Company has been so requested to register, for distribution in accordance with such intended method of distribution, and (y) if requested by the Initiating Holder or a Signatory FF Stockholder, obtain acceleration of the effective date of the registration statement relating to such registration.

          (b) The Demand Registration rights granted in Section 2.1(a) are subject to the following limitations:

               (i) each registration in respect of a Demand Registration Request must include at least 800,000 Merger Shares; provided, however, that:


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                    (x)  if the Demand Registration Request is a request for a shelf registration pursuant to the second sentence in Section 2.1(a)(i), then such Demand Registration Request may include less than 800,000 Merger Shares, but must include all of the Merger Shares held by the Signatory FF Stockholder (including its affiliates identified on Schedule III) making such request;

                    (y) notwithstanding anything to the contrary in the first sentence of Section 2.1(a)(i), any Signatory FF Stockholder (together with all of its affiliates identified on Schedule III) holding less than 800,000 Merger Shares shall have the right to make a Demand Registration Request pursuant to the second sentence of Section 2.1(a)(i) to include an amount of Merger Shares less than 800,000, provided that such Signatory FF Stockholder shall pay all expenses incurred in connection with such registration, including its legal fees, which expenses shall not exceed $25,000.

               (ii) the Company (x) shall not be required to cause a registration pursuant to Section 2.1(a)(i) to be declared effective within a period of 90 days after the effective date of any other registration effected pursuant to Section 2.1(a)(i) and (y) shall not be obligated to file more than three registrations statements initiated pursuant to Section 2.1(a)(i) which become effective (and are not withdrawn or terminated by the Company) or are rescinded by the Signatory FF Stockholders without reimbursement; PROVIDED, HOWEVER, that if a registration statement does not include the number of the Merger Shares requested by a Signatory FF Stockholder to be included in such registration statement, it shall not be counted as a registration statement initiated pursuant to Section 2.1(a)(i); and

               (iii) if the Board of Directors of the Company, in its good faith judgment, determines that any registration of Merger Shares should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other transaction involving the Company or any of its subsidiaries (a "VALID BUSINESS REASON"),
(x) the Company may postpone filing a registration statement relating to a Demand Registration Request until such Valid Business Reason no longer exists, but in no event for more than three months, and (y) in case a registration statement has been filed relating to a Demand Registration Request, if the Valid Business Reason has not resulted from actions taken by the Company, the Company may cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement until such Valid Business Reason no longer exists, but in no event for more than three months (such period of postponement or withdrawal under sub clause (x) or (y) of this clause (iii), the "POSTPONEMENT PERIOD"); and the Company shall give written notice of its determination to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof; PROVIDED, HOWEVER, the Company shall not be


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permitted to postpone or withdraw a registration statement within 12 months after the expiration of any Postponement Period.

     If the Company shall give any notice of postponement or withdrawal of any registration statement, the Company shall not, during the period of postponement or withdrawal, register any Common Stock, other than pursuant to a registration statement on Form S-4 or S-8 (or an equivalent registration form then in effect). Each FF Stockholder agrees that, upon receipt of any notice from the Company that the Company has determined to withdraw any registration statement pursuant to clause (iii) above, such FF Stockholder will discontinue any disposition of Merger Shares pursuant to such registration statement and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such FF Stockholder's possession of the prospectus covering such Merger Shares that was in effect at the time of receipt of such notice. If the Company shall have withdrawn or prematurely terminated a registration statement filed under Section 2.1(a)(i) (whether pursuant to clause (iii) above or as a result of any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court), the Company shall not be considered to have effected an effective registration for the purposes of this Agreement until the Company shall have filed a new registration statement covering the Merger Shares covered by the withdrawn registration statement and such registration statement shall have been declared effective and shall not have been withdrawn. If the Company shall give any notice of withdrawal or postponement of a registration statement, the Company shall, at such time as the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event later than three months after the date of the postponement or withdrawal), use its best efforts to effect the registration under the Securities Act of the Merger Shares covered by the withdrawn or postponed registration statement in accordance with this Section 2.1 (unless the Initiating Holder shall have withdrawn such request, in which case the Company shall not be considered to have effected an effective registration for the purposes of this Agreement), and such registration shall not be withdrawn or postponed pursuant to clause (iii) above.
          (c) The Company, subject to Sections 2.3 and 2.6, may elect to include in any registration statement and offering made pursuant to
Section 2.1(a)(i), authorized but unissued shares of Common Stock or shares of Common Stock held by the Company as treasury shares; PROVIDED, HOWEVER, that such inclusion shall be permitted only to the extent that it is pursuant to and subject to the terms of the underwriting agreement or arrangements entered into by the Signatory FF Stockholder(s).

          (d) With respect to any Demand Registration, the Signatory FF Stockholder(s) holding a majority of the Merger Shares being registered in such Demand Registration shall have the right to designate one managing underwriter. The Company shall have the right to designate any other managing underwriters, including a lead


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managing underwriter (such Person, the "Lead Underwriter"); provided, however, that the designation of the Lead Underwriter shall be subject to the approval of the Signatory FF Stockholder(s) holding a majority of the shares to be registered in the Demand Registration, which approval shall not be withheld unreasonably. If a Qualified Independent Underwriter (as defined in the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD") By-Laws) is required to be obtained under applicable law in connection with any Demand Registration, the Company shall retain a Qualified Independent Underwriter selected by the Lead Underwriter (and reasonably acceptable to the Signatory FF Stockholder(s) holding a majority of the shares to be registered in the Demand Registration), and the Company shall pay all fees and expenses (other than underwriting discounts and commissions) of such Qualified Independent Underwriter.

     2.2. PIGGYBACK REGISTRATIONS.

          (a) If, at any time, the Company proposes or is required to register any of its equity securities under the Securities Act (other than pursuant to (i) registrations on such form or similar form(s) solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan or a merger or consolidation or (ii) a Demand Registration under Section 2.1) on a registration statement on Form S-1, Form S-2 or Form S-3 (or an equivalent general registration form then in effect), whether or not for its own account, the Company shall give prompt written notice of its intention to do so to each of the FF Stockholders. Upon the written request of any such FF Stockholder, made within 15 days following the receipt of any such written notice (which request shall specify the maximum number of Merger Shares intended to be disposed of by such Stockholder and the intended method of distribution thereof), the Company shall, subject to Sections 2.2(b), 2.3 and 2.6 hereof, use its best efforts to cause all such Merger Shares, the holders of which have so requested the registration thereof, to be registered under the Securities Act (with the securities which the Company at the time proposes to register) to permit the sale or other disposition by such holders (in accordance with the intended method of distribution thereof) of the Merger Shares to be so registered. There is no limitation on the number of such piggyback registrations pursuant to the preceding sentence which the Company is obligated to effect. No registration effected under this Section 2.2(a) shall relieve the Company of its obligations to effect Demand Registrations.

          (b) If, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such equity securities, the Company may, at its election, give written notice of such determination to all FF Stockholders and (i) in the case of a determination not to register, shall be relieved of its obligation to register any


                                     -6-


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Merger Shares in connection with such abandoned registration, without prejudice, however, to the rights of FF Stockholders under Section 2.1, and
(ii) in the case of a determination to delay such registration of its equity securities, shall be permitted to delay the registration of such Merger Shares requested by an FF Stockholder to be included therein for the same period as the delay in registering such other equity securities.

          (c) Any FF Stockholder shall have the right to withdraw its request for inclusion of its Merger Shares in any registration statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw; PROVIDED, HOWEVER, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, a FF Stockholder shall no longer have any right to include Merger Shares in the registration as to which such withdrawal was made.

     2.3. ALLOCATION OF SECURITIES INCLUDED IN REGISTRATION STATEMENT.

          (a) If any Demand Registration involves an underwritten offering, and the Lead Underwriter of such offering shall advise the Company that, in its view, the number of securities requested to be included in such registration by the FF Stockholders or by the Company exceeds the largest number (the "Section
2.1 Sale Number") that can be sold in an orderly manner in such offering within a price range acceptable to the participating Signatory FF Stockholder(s), the Company shall include in such registration:

               (i) FIRST, all Merger Shares requested to be included in such registration by FF Stockholders; PROVIDED, HOWEVER, that, if the number of such Merger Shares exceeds the Section 2.1 Sale Number, the number of such Merger Shares (not to exceed the Section 2.1 Sale Number) to be included in such registration, shall be allocated to the FF Stockholders; PROVIDED, HOWEVER, that if the number of Merger Shares requested to be included by all FF Stockholders exceeds the Section 2.1 Sale Number, then the number of such Merger Shares included in such registration shall be allocated on a PRO RATA basis among all FF Stockholders requesting that Merger Shares be included in such registration, based on the number of Merger Shares then owned by each FF Stockholder requesting inclusion in relation to the number of Merger Shares then owned by all FF Stockholders requesting inclusion; and

               (ii) SECOND, to the extent that the number of Merger Shares to be included by all FF Stockholders is less than the Section 2.1 Sale Number, securities that the Company proposes to register.

     If, as a result of the proration provisions of this Section 2.3(a), any FF Stockholder shall not be entitled to include all Merger Shares in a registration that such FF Stockholder has requested be included, such FF Stockholder may elect to withdraw its request to include Merger Shares in such registration or may reduce the number requested to be included; PROVIDED, HOWEVER, that (x) such request must be made in writing prior to the earlier of the execution of the underwriting agreement with respect to such registration, the execution of the custody agreement with respect to such registration and 10 days after the Company provides written notice to a FF Stockholder stating the amount of Merger Shares that such FF Stockholder shall be entitled to include in a registration pursuant to this Section 2.3(a) and (y) such withdrawal shall be irrevocable and, after making such withdrawal, such FF Stockholder shall no longer have any right to include Merger Shares in the registration as to which such withdrawal was made.

          (b) If any registration pursuant to Section 2.2 involves an underwritten offering and the Lead Underwriter shall advise the Company that, in its view, the number of securities requested to be included in such registration exceeds the number (the "SECTION 2.2 SALE NUMBER") that can be sold in an orderly manner in such registration within a price range acceptable to the Company or the FF Stockholders owning a majority of the Merger Shares requested to be registered in such registration, as the case may be, the Company shall include in such registration:

               (i) FIRST, all Common Stock that the Company proposes to register for its own account (the "COMPANY SECURITIES"); and

               (ii) SECOND, to the extent that the number of Company Securities is less than the Section 2.2 Sale Number, the remaining shares to be included in such registration shall be allocated on a PRO RATA basis among all FF Stockholders requesting that Merger Shares be included in such registration, based on the number of Merger Shares then owned by each FF Stockholder requesting inclusion in relation to the number of Merger Shares then owned by all FF Stockholders requesting inclusion.

     2.4. REGISTRATION PROCEDURES.

          If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect or cause the registration of any Merger Shares under the Securities Act as provided in this Agreement, the Company shall, as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement on an appropriate registration form of the Commission for the disposition of such Merger Shares in accordance with the intended method of disposition thereof, which form (i) shall be selected by the Company and (ii) shall, in the case of a shelf registration, be available for the sale of the Merger Shares by the selling holders thereof and such registration statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and the Company shall use its best efforts to cause


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such registration statement to become and remain effective for the time periods set forth in subsection (b) of this Section 2.4 (PROVIDED, HOWEVER, that before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, the Company will furnish to one counsel for the FF Stockholders participating in the planned offering (selected by the Signatory FF Stockholder(s) holding a majority of the Merger Shares included in the registration) and the underwriters, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel, and the Company shall not file any registration statement or amendment thereto or any prospectus or supplement thereto to which the Signatory FF Stockholders covered by such registration statement or the underwriters shall reasonably object in writing);

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not to exceed one year as any seller of Merger Shares pursuant to such registration statement shall request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Merger Shares covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, however, that the Company shall have the right to suspend any shelf registration made pursuant to Rule 415 for up to 180 days during such one-year period;

          (c) furnish, without charge, to each seller of such Merger Shares and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits), and the prospectus included in such registration statement (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and other documents, as such seller and underwriter may reasonably request in order to facilitate the public sale or other disposition of the Merger Shares owned by such seller (the Company hereby consenting to the use in accordance with applicable law of each such registration statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) by each such seller of Merger Shares and the underwriters, if any, in connection with the offering and sale of the Merger Shares covered by such registration statement or prospectus);

          (d) use its best efforts to register or qualify the Merger Shares covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as any sellers of Merger Shares or any managing underwriter shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers or underwriter, if any, to consummate the disposition of the Merger Shares in such jurisdictions, except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (d), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

          (e) promptly notify each seller of Merger Shares covered by such registration statement and each managing underwriter, if any: (i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective;
(ii) of any request by the Commission or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Merger Shares for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose;
(v) of the existence of any fact of which the Company becomes aware which results in the registration statement, the prospectus related thereto or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and (vi) if at any time the representations and warranties contemplated by Section 3 below cease to be true and correct in all material respects; and, if the notification relates to an event described in clause (v), the Company shall promptly prepare and furnish to each such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Merger Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;

          (f) comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement, an earnings statement (which need not be audited) covering the period of at least twelve consecutive months beginning with the first day of the Company's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;


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          (g)  (i) cause all such Merger Shares covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Merger Shares is then permitted under the rules of such exchange, or
(ii) if no similar securities are then so listed, to either cause all such Merger Shares to be listed on a national securities exchange or to secure designation of all such Merger Shares as a National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, secure NASDAQ authorization for such shares and, without limiting the generality of the foregoing, take all actions that may be required by the Company as the issuer of such Merger Shares in order to facilitate the managing underwriter's arranging for the registration of at least two market makers as such with respect to such shares with the National Association of Securities Dealers, Inc. (the "NASD");

          (h) provide and cause to be maintained a transfer agent and registrar for all such Merger Shares covered by such registration statement not later than the effective date of such registration statement;

          (i) enter into such customary agreements (including, if applicable, an underwriting agreement) and take such other actions as the FF Stockholders holding a majority of the Merger Shares to be registered in such offering shall reasonably request in order to expedite or facilitate the disposition of such Merger Shares. The FF Stockholders that hold Merger Shares which are to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that the Company make to and for the benefit of such FF Stockholders the representations, warranties and covenants of the Company which are being made to and for the benefit of such underwriters and which are of the type customarily provided to institutional investors in secondary offerings;

          (j) obtain an opinion from the Company's counsel and a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters as are customarily covered by such opinions and "cold comfort" letters, which opinion and letter shall be reasonably satisfactory to the underwriter, if any, and to the Signatory FF Stockholder(s) participating in such offering;

          (k) deliver promptly to each Signatory FF Stockholder participating in the offering and each underwriter, if any, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement, other than those portions of any such memoranda which contain information subject to attorney-client privilege with respect to the Company, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by any seller of such Merger Shares covered by such registration statement, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (l) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

          (m) provide a CUSIP number for all Merger Shares, not later than the effective date of the registration statement;

          (n) make reasonably available its employees and personnel and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company's businesses and the requirements of the marketing process) in the marketing of Merger Shares in any underwritten offering;

          (o) within a reasonable time prior to the filing of any registration statement, any related prospectus, any amendment to such a registration statement or amendment or supplement to such a prospectus, provide copies of such document to the Signatory FF Stockholders and their counsel and to the underwriter or underwriters, if any; invite the Signatory FF Stockholders and their counsel to attend drafting sessions with respect to such documents; make such reasonable changes in any such document prior to or after the filing thereof as the counsel to the Signatory FF Stockholders or the underwriter may reasonably request, provided that such changes shall not (x) unreasonably delay the filing of such document or (y) unreasonably interfere with the good faith judgment of the Company and its counsel with respect to disclosures made in such documents about the Company; and make available for discussion of such document such of the representatives of the Company as shall be reasonably requested by the Signatory FF Stockholders or by any underwriter;

          (p) upon request, at least one day prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after the initial filing of such registration statement) provide copies of such document to the Signatory FF Stockholders, and make the Company's representatives reasonably available for discussion of such document;

          (q) furnish to each Signatory FF Stockholder participating in the offering, without charge, at least one copy of the registration statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference), and furnish to each managing underwriter, without charge, as many copies of such registration statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) as reasonably requested by such underwriter;

          (r) cooperate with the selling holders of Merger Shares and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Merger Shares to be sold, and cause such Merger Shares to be issued in such denominations and registered in such names in accordance with the underwriting agreement or, if not an underwritten offering, in accordance with the instructions of the selling holders of Merger Shares at least three business days prior to any sale of Merger Shares; and

          (s) take all such other commercially reasonable actions the Company deems necessary or advisable in order to expedite or facilitate the disposition of such Merger Shares.

     The Company may require as a condition precedent to the Company's obligations under this Section 2.4 that each seller of Merger Shares as to which any registration is being effected furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request provided that such information shall be used only in connection with such registration.

     Each FF Stockholder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (v) of paragraph (e) of this Section 2.4, such FF Stockholder will discontinue its disposition of Merger Shares pursuant to the registration statement covering such Merger Shares until such FF Stockholder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this
Section 2.4 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such FF Stockholder's possession of the prospectus covering such Merger Shares that was in effect at the time of receipt of such notice. In the event the Company shall give any such notice, the applicable period mentioned in paragraph (b) of this Section 2.4 shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of any Merger Shares covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 2.4.

     2.5. REGISTRATION EXPENSES.

          Except as provided in Section 2.1(b)(i)(y), all expenses incurred by the Company in complying with this Article 2, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD or other exchange), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Company's counsel and accountants, and the fees and disbursements of all independent public accountants (including the expenses of any audit and/or "cold comfort" letter) shall be paid by the Company; PROVIDED, HOWEVER, that (i) all underwriting discounts and selling commissions applicable to the Merger Shares, shall be borne by the seller or sellers thereof, in proportion to the number of Merger Shares sold by such seller or sellers, and (ii) each seller of Merger Shares shall pay the attorneys' fees and expenses of any attorney retained by such seller in connection with the registration.

     2.6. CERTAIN LIMITATIONS ON REGISTRATION RIGHTS.

          In the case of any registration under Section 2.1 pursuant to an underwritten offering, or in the case of a registration under Section 2.2 if the Company has determined to enter into an underwriting agreement in connection therewith, all securities to be included in such registration shall be subject to an underwriting agreement and no Person may participate in such registration unless such Person agrees to sell such Person's securities on the basis provided therein and completes and executes all reasonable questionnaires and other documents (including custody agreements and powers of attorney) which must be executed in connection therewith, and provides such other information to the Company or the underwriter as may be necessary to register such Person's securities.

     2.7. LIMITATIONS ON SALE OR DISTRIBUTION OF OTHER SECURITIES.

          (a) The Company agrees not to effect any public sale or distribution (other than public sales or distributions solely by and for the account of the Company of securities issued (x) pursuant to any employee or director benefit or similar plan or any dividend reinvestment plan or (y) in any acquisition by the Company) of any shares of Common Stock, or any securities convertible into or exchangeable or exercisable for shares of Common Stock, during the 14-day period prior to, and during the 180-day period (or, with respect to a shelf registration pursuant to Rule 415, the 90-day period) beginning on the later of,
(i) the effective date of the registration statement in connection with a registration requested pursuant to Section 2.1 hereof or (ii) if applicable, the commencement of an underwritten offering in connection with a registration requested pursuant to Section 2.1 hereof, in each case, if requested by the managing underwriters of such underwritten offering, or for such shorter period as the Lead Underwriter shall request, in any such case, unless consented to by such underwriters.

          (b) The Company hereby agrees that, if it shall previously have received a request for registration pursuant to Section 2.1 or 2.2, and if such previous registration shall not have been withdrawn or abandoned, the Company shall not, effect any registration of any of its securities under the Securities Act (other than a registration on Form S-4 or Form S-8 or any successor or similar form which is then in effect), whether or not for sale for its own account, until a period of 180 days shall have elapsed from the effective date of such previous registration; and the Company shall so provide in any registration rights agreements hereafter entered into with respect to any of its securities.

     2.8. NO REQUIRED SALE.

          Nothing in this Agreement shall be deemed to create an independent obligation on the part of any FF Stockholder to sell any Merger Shares pursuant to any effective registration statement.

     2.9. INDEMNIFICATION.

          (a) In the event of any registration of any securities of the Company under the Securities Act pursuant to this Article 2, the Company will, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each seller of Merger Shares, its directors, officers, fiduciaries, employees and stockholders or general and limited partners (and the directors, officers, employees, stockholders and partners thereof), each other Person who participates as an underwriter or a Qualified Independent Underwriter, if any, in the offering or sale of such securities, each officer, director, employee, stockholder or partner of such underwriter or Qualified Independent Underwriter, and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof ("Claims") and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company's consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise, insofar as such Claims or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement, together with the documents incorporated by reference therein, under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by the Company of any federal, state or common law, rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim or expense arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by as on behalf of such indemnified party and shall survive the transfer of such securities by such seller.

          (b) Each FF Stockholder that holds Merger Shares that are included in the securities as to which any registration under Section 2.1 or 2.2 is being effected (and, if the Company requires as a condition to including any Merger Shares in any registration statement filed in accordance with Section 2.1 or 2.2, any underwriter and Qualified Independent Underwriter, if any) shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.9) to the extent permitted by law the Company, its officers and directors, each Person controlling the Company within the meaning of the Securities Act and all other prospective sellers and their directors, officers, general and limited partners and respective controlling Persons with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such FF Stockholder (or underwriter or Qualified Independent Underwriter, if any, with respect to information provided by such underwriter or Qualified Independent Underwriter), specifically for use therein and reimburse such indemnified party for any legal or other expenses reasonably incurred in connection with investigating or defending any such Claim as such expenses are incurred; PROVIDED, HOWEVER, that the aggregate amount which any such seller of Merger Shares shall be required to pay pursuant to this Section 2.9(b) and Sections 2.9(c) and (e) shall in no case be greater than the amount of the net proceeds received by such person upon the sale of the Merger Shares pursuant to the registration statement giving rise to such claim. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such seller of Merger Shares.

          (c) Indemnification similar to that specified in the preceding paragraphs (a) and (b) of this Section 2.9 (with appropriate modifications) shall be given by the Company and each seller of Merger Shares with respect to any required registration or other qualification of securities under any state securities and "blue sky" laws.

          (d) Any person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.9, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.9, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Article 2. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (e) If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Sections 2.9(a), (b) or
(c), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such offering of securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 2.9(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 2.9(e). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 2.9(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 2.9(e) to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Merger Shares in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less the amount of any indemnification payment made by such indemnifying party pursuant to Sections 2.9(b) and (c).

          (f) The indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Merger Shares by any such party.

          (g) The indemnification and contribution required by this Section 2.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          (h) In connection with underwritten offerings, the Company will use its best efforts to negotiate terms of indemnification that are reasonably favorable to the various sellers pursuant thereto, as appropriate under the circumstances.

3.   UNDERWRITTEN OFFERINGS.

     3.1. REQUESTED UNDERWRITTEN OFFERINGS.

          If requested by the Signatory FF Stockholders or underwriters for any underwritten offering pursuant to a Demand Registration Request, the Company shall enter into a customary underwriting agreement with the underwriters. Such underwriting agreement shall be satisfactory in form and substance to the Signatory FF Stockholder and shall contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities and contribution agreements. Any FF Stockholder participating in the offering shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties to any FF Stockholder with respect to written information specifically provided by such FF Stockholder by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such FF Stockholder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such FF Stockholder; PROVIDED, HOWEVER, that the Company shall not be required to make any representations or warranties with respect to written information specifically provided by an FF Stockholder for inclusion in the registration statement. Such underwriting agreement shall also contain such representations and warranties by the FF Stockholders as are customary in agreements of that type.

     3.2. PIGGYBACK UNDERWRITTEN OFFERINGS.

          In the case of a registration pursuant to Section 2.2 hereof, if the Company shall have determined to enter into an underwriting agreement in connection therewith, all of the FF Stockholders' Merger Shares to be included in such registration shall be subject to such underwriting agreement. Any FF Stockholder participating in such registration may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such FF Stockholders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such FF Stockholders. Such underwriting agreement shall also contain such representations and warranties by the participating FF Stockholders as are customary in agreements of that type.

4.   GENERAL.

     4.1. RECAPITALIZATIONS, EXCHANGES, ETC., AFFECTING MERGER SHARES.

          The provisions of this Agreement shall, to the extent reasonably practicable, apply, to the full extent set forth herein with respect to the Merger Shares, to any and all securities or capital stock (of the Company or any successor to the Company and/or any other issuer thereof) which may be issued in respect of, in exchange for, or in substitution of such Merger Shares, by reason of, and shall be appropriately adjusted to reflect, any stock dividend, stock split, reverse stock split, combination, recapitalization, reclassification, merger, consolidation or otherwise. The adjustments contemplated by this paragraph shall be made cumulative with respect to all such transactions contemplated by this Section that occur from time to time. Any issuer of any such securities other than the Company shall be required to assume in writing, to the extent relevant, the Company's obligations with respect to the registration rights granted hereunder or enter into a registration rights agreement substantially similar to this Agreement and giving effect to the allocations and adjustments contemplated by this Section, in connection with any such transaction pursuant to which the FF Stockholders shall receive securities of such issuer, as contemplated by this Section.

     4.2. RULE 144.

          The Company covenants that (i) so long as it remains subject to the reporting provisions of the Exchange Act, it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the Securities
Act), and (ii) will take such further action as any FF Stockholder may reasonably request, all to the extent required from time to time to enable such FF Stockholder to sell Merger Shares without registration under the

Securities Act within the limitation of the exemptions provided by (A) Rules 144 and 145 under the Securities Act, as such Rules may be amended from time to time, or (B) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any FF Stockholder, the Company will deliver to such FF Stockholder a written statement as to whether it has complied with such requirements.

     4.3. NOMINEES FOR BENEFICIAL OWNERS.

          If Merger Shares are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the holder of such Merger Shares for purposes of any request or other action by any FF Stockholder pursuant to this Agreement (or any determination of any number or percentage of shares constituting Merger Shares held by any FF Stockholder(s) contemplated by this Agreement), provided that the Company shall have received assurances reasonably satisfactory to it of such beneficial ownership.

     4.4. AMENDMENTS AND WAIVERS.

          This Agreement may be amended, modified, supplemented or waived only upon the written agreement of the Company and the Signatory FF Stockholders holding at least two-thirds of the Merger Shares then held by all Signatory FF Stockholders.

     4.5. NOTICES.

          All notices, demands, requests or other communications that may be or are required to be given, served or sent by any party to any other party pursuant to this Agreement shall be in writing (and shall be deemed to have been duly given upon receipt) and shall be mailed by first-class, overnight, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery or facsimile transmission, addressed as follows:

          (i)  if to WFM:

               601 North Lamar Blvd., Suite 300
               Austin, Texas  78703
               Attention:  John Mackey, Chairman and CEO
               Facsimile:  512-477-1301
               with a copy (which shall not constitute notice) to:

               Crouch & Hallett, L.L.P.
               717 North Harwood Street
               Suite 1400
               Dallas, Texas 75201
               Attention:  Bruce H. Hallett
               Facsimile:  214-953-3154

               (ii) if to any of the Signatory Stockholders, to the
                    address set forth on Schedule I.

               (iii) if to any FF Stockholder, to the address set forth on
               Schedule II.

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request or communication that is mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt or the affidavit of messenger being deemed conclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

          4.6. MISCELLANEOUS.

               (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors, personal representatives and assigns of the parties hereto, whether so expressed or not; PROVIDED, HOWEVER, that no FF Stockholder may assign any registration rights under this Agreement to a third party, except that any Signatory FF Stockholder may assign its rights under this Agreement to any stockholder or affiliate of such Signatory FF Stockholder, or a successor to such Signatory FF Stockholder by merger, acquisition, or otherwise by operation of law. No Person other than an FF Stockholder or its affiliates shall be entitled to any benefits under this Agreement, except as otherwise expressly provided herein.

               (b) This Agreement and the Merger Agreement (with the documents referred to herein or therein or delivered pursuant hereto or thereto) embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof.

               (c) This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware without giving effect to the conflicts of law principles thereof.

               (d) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. All section references are to this Agreement unless otherwise expressly provided.

               (e) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

               (f) Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

               (g) The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to injunctive relief, including specific performance, to enforce such obligations without the posting of any bond, and, if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

               (h) Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          4.7. PRIOR AGREEMENTS.

               Each of the FF Stockholders and the Company hereby agrees that any agreement previously entered into by it pursuant to which the Company granted to any FF Stockholder any registration rights shall be superseded by this Agreement and each such agreement shall be null and void and no longer in effect.
          4.8. NO INCONSISTENT AGREEMENTS.

               Neither the Company nor any FF Stockholder will, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof, other than any lock-up agreement with the underwriters in connection with any registered offering effected hereunder, pursuant to which the Company shall agree not to register for sale, and the Company shall agree not to sell or otherwise dispose of, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, for a specified period following the registered offering. Notwithstanding the foregoing, the Company may grant registration rights to future stockholders in future registration rights agreements; provided, however, that the Company shall grant piggyback registration rights to the FF Stockholders in any such future registration rights agreement, and shall provide in any such future agreement that the FF Stockholders shall have priority over any such future stockholders with respect to the inclusion of the Merger Shares in any demand registration or piggyback registration made pursuant to such future agreement.

          4.9. TERMINATION.

               This Agreement shall terminate on the earlier of (i) the date on which the Signatory FF Stockholders no longer hold Merger Shares or (ii) five years after the date hereof.

          4.10.     THIRD-PARTY BENEFICIARIES.

               The FF Stockholders shall be third-party beneficiaries to this Agreement.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.



                                       WHOLE FOODS MARKETS, INC.



                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:

                                       GS CAPITAL PARTNERS, L.P.

                                       By: GS Advisors, L.P.
                                           Its General Partner

                                       By: GS Advisors, Inc.
                                           Its General Partner


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title: Vice President



                                       STONE STREET FUND 1992, L.P.

                                       By: Stone Street Performance Corp.,
                                           General Partner



                                       By:
                                           ----------------------------------
                                           Name:
                                           Title: Vice President

                                       STONE STREET FUND 1993, L.P.

                                       By: Stone Street Resource Corp.,
                                           General Partner
                                       By:
                                           ----------------------------------
                                           Name:
                                           Title: Vice President


                                       BRIDGE STREET FUND 1992, L.P.

                                       By: Stone Street Performance Corp.,
                                           Managing General Partner



                                       By:
                                           ----------------------------------
                                           Name:
                                           Title: Vice President


                                       BRIDGE STREET FUND 1993, L.P.

                                       By: Stone Street Resource Corp.,
                                           Managing General Partner


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title: Vice President

                                       THE GOLDMAN SACHS GROUP, L.P.

                                       By:

                                       By:
                                           ----------------------------------
                                           Name:
                                           Title: Vice President

                                       CARLYLE-FFM PARTNERS, L.P.

                                       By: CG-FFM Management L.P.
                                           its General Partner

                                       By: TC Group, LLC
                                           its General Partner


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                       CARLYLE-FFM PARTNERS II, L.P.

                                       By: CG-FFM Management, L.P.
                                           its General Partner

                                       By: TC Group, LLC
                                           its General Partner


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                       CARLYLE-FFM PARTNERS III, L.P.

                                       By: GC-FFM Management, L.P.
                                           its General Partner

                                       By: TC Group, LLC
                                           its General Partner


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:

                                       CARLYLE-FFM PARTNERS VI, L.P.

                                       By: CG-FFM Management, L.P.
                                           its General Partner

                                       By: TC Group, LLC
                                           its General Partner


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                       CARLYLE-FFM INVESTORS, L.P.

                                       By: TC Group, LLC
                                           its General Partner


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                       T.C. GROUP, L.L.C.


                                       By: TCG Holdings, L.L.C.
                                           Managing Member


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:

                                       STEPHEN F. MANDEL, JR.



                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                       PUMA, L.P.


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                       LYNX CAPITAL, L.P.


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                       LYNX OVERSEAS CAPITAL, L.P.


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:

                                                                  SCHEDULE I

                 SIGNIFICANT FF STOCKHOLDER NOTICE INFORMATION



GS Capital Partners, L.P.
c/o Goldman, Sachs & Co.
85 Broad Street
19th Floor
New York, New York  10004
Attn:  Carla H. Skodinski


Stone Street Fund 1992, L.P.
c/o Goldman, Sachs & Co.
85 Broad Street
19th Floor
New York, New York  10004
Attn:  Carla H. Skodinski

Stone Street Fund 1993, L.P.
c/o Goldman, Sachs & Co.
85 Broad Street
19th Floor
New York, New York  10004
Attn:  Carla H. Skodinski

Bridge Street Fund 1992, L.P.
c/o Goldman, Sachs & Co.
85 Broad Street
19th Floor
New York, New York  10004
Attn:  Carla H. Skodinski


Bridge Street Fund 1993, L.P.
c/o Goldman, Sachs & Co.
85 Broad Street
19th Floor
New York, New York  10004
Attn:  Carla H. Skodinski

The Goldman Sachs Group, L.P.
c/o Goldman, Sachs & Co.
85 Broad Street
19th Floor
New York, New York  10004
Attn:  Carla H. Skodinski


Carlyle-FFM Partners, L.P.
c/o The Carlyle Group
1001 Pennsylvania Avenue, N.W.
Suite 220 South
Washington, D.C. 20004
Attn:  David Dupree


Carlyle-FFM Partners II, L.P.
c/o The Carlyle Group
1001 Pennsylvania Avenue, N.W.
Suite 220 South
Washington, D.C. 20004
Attn:  David Dupree


Carlyle-FFM Partners III, L.P.
c/o The Carlyle Group
1001 Pennsylvania Avenue, N.W.
Suite 220 South
Washington, D.C. 20004
Attn:  David Dupree


Carlyle-FFM Partners VI, L.P.
c/o The Carlyle Group
1001 Pennsylvania Avenue, N.W.
Suite 220 South
Washington, D.C. 20004
Attn:  David Dupree

Carlyle-FFM Investors, L.P.
c/o The Carlyle Group
1001 Pennsylvania Avenue, N.W.
Suite 220 South
Washington, D.C.  20004
Attn:  David Dupree


T.C. Group, L.L.C.
c/o The Carlyle Group
1001 Pennsylvania Avenue, N.W.
Suite 220 South
Washington, D.C.  20004
Attn:  David Dupree


Stephen F. Mandel, Jr.
c/o Tiger Management Corp.
101 Park Avenue
47th Floor
New York, New York  10178


Puma, L.P.
c/o Tiger Management Corp.
101 Park Avenue
47th Floor
New York, New York  10178

Lynx Capital, L.P.
c/o Tiger Management Corp.
101 Park Avenue
47th Floor
New York, New York  10178


Lynx Overseas Capital, L.P.
c/o Tiger Management Corp.
101 Park Avenue
47th Floor
New York, New York  10178

                                                                 SCHEDULE II

                        FF STOCKHOLDER NOTICE INFORMATION

                                                               SCHEDULE III


                   AFFILIATES OF SIGNATORY FF STOCKHOLDERS


1.   Affiliates of Goldman Sachs & Co.

          GS Capital Partners, L.P.
          Stone Street Fund 1992, L.P.
          Stone Street Fund 1993, L.P.
          Bridge Street Fund 1992, L.P.
          Bridge Street Fund 1993, L.P.
          The Goldman Sachs Group, L.P.


2.   Affiliates of The Carlyle Group

          Carlyle-FFM Partners, L.P.
          Carlyle-FFM Partners II, L.P.
          Carlyle-FFM Partners III, L.P.
          Carlyle-FFM Partners VI, L.P.
          Carlyle-Investors, L.P.
          T.C. Group, L.L.C.


3.   Affiliates of Tiger Management Corporation

          Stephen F. Mandel, Jr.
          Puma, L.P.
          Lynx Capital, L.P.
          Lynx Overseas Capital, L.P.